ANNUAL REPORT
--------------------------------------------------------------------------------

                          New Jersey Tax-Free Bond Fund

--------------------------------------------------------------------------------

                               February 28, 1997

================================================================================


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

* Interest rates ended the fiscal year slightly higher than a year ago, resulting in moderate returns for municipal bond investors.

* Municipal bonds outperformed Treasuries during most of the year. As a result, yields on tax-exempt securities are slightly less attractive than they were last February compared with Treasury yields.

* For the 6- and 12-month periods ended February 28, your fund returned 4.49% and 4.57%, respectively.

* We adopted a neutral stance on duration, enhancing our ability to buy bonds when prices were low and sell some issues when prices appreciated.

*    With  the  economy  showing  ongoing   strength  and  the  Federal  Reserve
     indicating a bias toward tighter monetary policy, our outlook is somewhat ca utious for the coming months.

================================================================================
FELLOW SHAREHOLDERS

--------------------------------------------------------------------------------

     The municipal bond market and your fund generated moderate returns during the fiscal year ended February 28, 1997. Interest rates fluctuated during the year and ended slightly higher than where they started at the end of last February. The U.S. economy was characterized by modest wage inflation with low unemployment, prompting the Federal Reserve to leave monetary policy unchanged since January 1996.

================================================================================
MARKET ENVIRONMENT
--------------------------------------------------------------------------------

     Much of the movement in interest rates reflected the market's anticipation of action or inaction by the Federal Reserve. The fiscal year began with interest rates rising due to signs of stronger growth and the realization that balanced budget legislation would not be passed in 1996. As market expectations for a tightening in monetary policy grew throughout the first half, rates continued to increase. The long-term Treasury bond yield remained in a trading range between 6.75% and 7.20% during the third quarter. Intermediate and long-term rates then reversed course and fell through November as it became evident that the economy was slowing in the third quarter and the Federal Reserve was not going to raise rates. Another uptick in rates took place late in 1996 as investors once again perceived strength in the economy and anticipated possible tightening by the Federal Reserve. New Jersey bond yields followed a similar pattern, as shown in the chart.

[edgar description: a 1-line chart showing yields on New Jersey bonds from 2/29/96 through 2/28/97]
Source: T. Rowe Price Associates

     In the municipal market, rates came full circle over the year, rising about 45 basis points (100 basis points equal one percent) during the first six months before settling slightly above year-ago levels. Long-term high-grade general obligation bonds yielded 5.50% on February 28, 1997, versus 5.75% on August 31, 1996, and 5.45% a year ago. Five-year high-grade bonds were 20 basis points higher in yield than in February 1996. One-year note rates traded within a 70-basis-point range during the year, ending at 3.70% compared with 3.25% a year ago.

     Municipals provided higher returns than long-term Treasuries throughout most of the fiscal year, as concerns regarding tax reform and flat tax legislation diminished. As a result, long-term municipal yields were 81% of the yield on comparable Treasuries on February 28, a level that benefits investors in brackets above 19%, whereas a year ago, with the ratio at 87%, investors in brackets upwards of 13% benefited from municipals.

     In New Jersey, economic growth and overall employment continued to lag the national averages. Nevertheless, the state's finances remained healthy as evidenced by more than $5.5 billion in new bond issuance, a 25% increase over 1995. These offerings were well received.

     New Jersey's nonfarm employment grew by 1.1% for the calendar year, roughly half the national rate. The unemployment rate was 5.9%, slightly above the national average. We expect steady but slow job growth to continue amid declining manufacturing jobs and government layoffs. Despite the slow economy, the state has maintained an adequate cash balance while phasing in a 30% personal income tax reduction. Governor Whitman plans to continue implementing spending reductions to offset the slower growth of tax revenue.

================================================================================
STRATEGY AND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

     The fund began the fiscal year in March 1996 with an aggressive duration of
8.0 years, reflecting our earlier optimism that interest rates would fall due to the soft economy, an accommodative Fed, and progress toward a balanced budget. (Duration is a measure of a bond fund's price sensitivity to interest rate changes.) However, as the year progressed and the economy strengthened, it became apparent that interest rates were contained in a range. The healthy economy and low unemployment levels prevented rates from falling too far, while subdued inflation limited their upward momentum. Therefore, we adopted a more neutral stance in the summer and ended the year with a duration of 7.2 years.

     From this vantage point, we were better able to take advantage of the market's high and low extremes, buying bonds when prices fell to attractive levels and selling some issues when prices appreciated. Your fund essentially matched its peer group during the last six months and outperformed it for the full year, as shown in the table on the previous page. This is the sixth consecutive year that the fund has outpaced its competitor average for the fiscal year.

     We continued to look for bonds that offered attractive yields in an otherwise low-yield environment, and we found such issues in the hospital and water and sewer sectors. These represent 17% and 19% of net assets, respectively, as shown in the table following this letter. Consolidation among state hospitals continues to present dynamic credit opportunities and challenges, which we closely monitor. Demand was robust for New Jersey bonds throughout the year, and we used the pockets of heavy issuance to pick up attractive holdings.

-----------------------------
THE MAJOR
ISSUES . . . ARE
WELFARE REFORM
AND . . . THE
REDUCTION IN THE
STATE INCOME TAX.
=============================

     In our last report, we mentioned our renewed interest in downtrodden solid waste issues. When an unfavorable court ruling led to some credit downgrades in the sector, we kept our eyes out for good issues selling at reasonable valuations. We found just such an issue in an uninsured resource recovery bond backed by the Union County Utilities Authority. The bond offers an attractive 7.15% coupon, and we believe the downside risk is limited because potential bad news was already reflected in its price. In any case, it represents less than 1% of net assets.

     Looking ahead, the major issues for New Jersey are welfare reform and coming to terms with the reduction in the state income tax. In our opinion, the state has both issues under control. As the federal government shifts more of the welfare burden to the states in the form of block grants, New Jersey's federal funding levels should remain relatively high due to its historically higher caseload levels. Meanwhile, the state's tight fiscal policies under Governor Whitman and its program of spending reductions should help it offset the slower growth of tax revenue. Overall, we foresee stability in the market and will look for attractive opportunities among new issues.

================================================================================
OUTLOOK
--------------------------------------------------------------------------------

     The economy is in its sixth year of expansion, and while it has exhibited few signs of inflationary pressure, the Federal Reserve remains on alert. Fed chairman Alan Greenspan stated in recent testimony to the Senate Banking Committee that the Fed cannot rule out a preemptive tightening in monetary policy before signs of actual higher inflation become evident.

     We expect economic growth and inflation to remain moderate throughout the rest of 1997, with no evidence of recession visible to date. Consumer and business sentiment remain high, inventories are not excessive, and availability of credit is ample. The Federal Reserve, as indicated, could push the fed funds rate higher to keep prices in check, but we believe any increase will be small since short-term rates are well above the recent trend rate of inflation. This was not the case in 1994, when the Fed was forced to move aggressively.

     The supply of municipal bonds should increase over the near term, possibly exerting some downward pressure on bond prices if demand does not increase commensurately. Given our expectation that interest rates will move in a relatively narrow channel, we would regard higher rates as an opportunity to provide additional yield in the fund. Overall, however, we do not expect to see a significant move in bond pr ices in the months ahead. As in the past year, the returns from municipal securities should come primarily from income.

Respectfully submitted,

/s/William F. Snider

William F. Snider
Chairman of the Investment Advisory Committee

/s/William T. Reynolds

William T. Reynolds
Director, Fixed Income Division

March 20, 1997

================================================================================
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

    Periods Ended 2/28/97         6 Months   12 Months
    ---------------------         --------   ---------
    New Jersey Tax-Free
    Bond Fund                      4.49%        4.57%

    Lipper New Jersey Municipal
    Debt Funds Average             4.45         4.43

--------------------------------------------------------------------------------

     William F. Snider has assumed day-to-day responsibility for management of the New Jersey Tax-Free Bond Fund as chairman of the fund's Investment Advisory Committee. Mr. Snider joined

     T. Rowe Price's municipal bond department in 1991 and has worked closely with William T. Reynolds, the fund's previous chairman, as a member of the fund's Investment Advisory Committee for the past three years. Mr. Reynolds remains on the fund's Advisory Committee.

================================================================================
                              PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

KEY STATISTICS

                                                          8/31/96      2/28/97
                                                          -------      -------
Price Per Share                                           $10.88        $11.08

Dividends Per Share
     For 6 months                                          0.28           0.29
     For 12 months                                         0.57           0.57

Dividend Yield *
     For 6 months                                          5.16%          5.27%
     For 12 months                                         5.29           5.29

Weighted Average Maturity (years)                          18.2           19.4

Weighted Average Effective Duration (years)                 7.5            7.2

Weighted Average Quality **                                 AA-             A+

     + Taxability of dividends: 100% of the dividends paid for the 12 months ended 2/28/97 were exempt from federal and New Jersey income taxes.
     * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
     **   Based on T. Rowe Price research.

================================================================================
                              PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION

                                                        Percent of   Percent of
                                                        Net Assets   Net Assets
                                                         8/31/96      2/28/97
                                                        ----------   ----------
Water and Sewer Revenue                                     14%            19%
Hospital Revenue                                            13             17
Dedicated Tax Revenue                                       11             12
Educational Revenue                                         13             10
Industrial and Pollution Control Revenue                     5              7
General Obligation - Local                                   9              5
Air and Sea Transportation Revenue                           4              5
Housing Finance Revenue                                      6              4
Nuclear Revenue                                              2              4
Prerefunded Bonds                                            3              3
Electric Revenue                                             1              3
Miscellaneous Revenue                                        3              3
Escrowed to Maturity                                         3              3
General Obligation - State                                   7              3
All Other                                                    5              2
Other Assets Less Liabilities                                1              -
Total                                                      100%           100%

================================================================================
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

(SEC Graph - a line chart showing the cumulative growth of $10,000 invested in New Jersey Tax-Free Bond Fund from inception compared with $10,000 invested in a broad-based index or average over the same peroiod.)

================================================================================
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since    Inception
Periods Ended 2/28/97           1 Year   3 Years   5 Years   Inception     Date
---------------------           ------   -------   -------   --------- --------

New Jersey Tax-Free Bond Fund    4.57%     5.12%    7.36%      7.79%    4/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                              --------------------

                                  For a share outstanding throughout each period

                                  Year
                                 Ended
                                2/28/97   2/29/96   2/28/95   2/28/94   2/28/93
                                -------   -------   -------   -------   -------
NET ASSET VALUE

Beginning of period            $11.16      $10.63    $11.19   $11.23    $10.30
Investment activities
 Net investment income           0.57*       0.58*     0.57*    0.56*     0.58*
 Net realized and
 unrealized gain (loss)         (0.08)       0.53     (0.55)    0.10      1.00
Total from
 investment activities           0.49        1.11      0.02     0.66      1.58

Distributions
 Net investment income          (0.57)      (0.58)    (0.57)   (0.56)     (0.58)
 Net realized gain                --          --      (0.01)   (0.14)     (0.07)
 Total distributions            (0.57)      (0.58)    (0.58)   (0.70)     (0.65)

NET ASSET VALUE

End of period                  $11.08      $11.16    $10.63   $11.19    $11.23
Ratios/Supplemental Data
Total return                    4.57%*      10.67%*    0.37%*   5.97%*   15.90%*
Ratio of expenses to
average net assets              0.65%*       0.65%*    0.65%*   0.65%*    0.65%*
Ratio of net investment
income to average
net assets                      5.18%*       5.28%*    5.41%*   4.90%*    5.47%*
Portfolio turnover rate         78.9%        98.4%    139.1%    68.8%    103.3%
Net assets, end of period
(in thousands)               $80,289       $70,304   $58,074   $63,160   $38,347

--------------------------------------------------------------------------------
     * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.

The accompanying notes are an integral part of these financial statements.

                                                               February 28, 1997
                             STATEMENT OF NET ASSETS
                             -----------------------

                                                                Par       Value
In thousands

NEW JERSEY   89.2%
Bergen County Utilities Auth., PCR, Water
              5.125%, 12/15/11 (FGIC Insured) ...............   $1,000    $  978

Cape May County, Industrial Pollution Control Fin. Auth .....
       Atlantic City Electric Co.,
              6.80%, 3/1/21 (MBIA Insured) ..................    1,500     1,760

Edison Township, GO, 6.50%, 6/1/08 ..........................      350       393

Freehold Township, Monmouth County Water and Sewer, GO
              6.35%, 10/1/11 (MBIA Insured) .................      250       279

Jersey City, School Bonds, GO, 6.50%, 2/15/04 ...............      500       548

Middlesex County Pollution Control Fin. Auth ................
       Amerada Hess Corp., 6.875%, 12/1/22 ..................    1,500     1,586

Middlesex County Utilities Auth., Sewer, Embedded Interest
              Rate Swap (Currently 7.60%)
              8/15/10 (MBIA Insured) ........................      500       552

New Jersey, GO, 7.05%, 7/15/12 * ............................    1,335     1,516

New Jersey Economic Dev. Auth ...............................
       American Water
              6.00%, 5/1/36 (FGIC Insured) * ................    2,205     2,250
              6.875%, 11/1/34 (FGIC Insured) * ..............    1,000     1,105
       Lawrenceville School, 5.75%, 7/1/16 ..................    2,000     2,020
       Market Transition Fac., 5.70%
              7/1/05 (MBIA Insured) .........................    1,750     1,845

Dow Chemical El Dorado
              VRDN (Currently 3.30%) ........................    1,400     1,400

New Jersey EFA
       Princeton Univ., 5.875%, 7/1/14 ......................    1,050     1,084
       Rowan College, 6.00%, 7/1/21 (AMBAC Insured) .........    1,000     1,037
       Seton Hall Univ ......................................
              6.875%, 7/1/10 ................................      375       399
              7.00%, 7/1/21 .................................      200       211
              5.60%, 7/1/16 (MBIA Insured) ..................    1,000       998
       Univ. of Medicine and Dentistry
              5.25%, 12/1/15 (AMBAC Insured) ................      880       858
              5.25%, 12/1/25 (AMBAC Insured) ................    1,500     1,427

New Jersey Health Care Fac. Fin. Auth .......................
       St. Elizabeth Hosp ...................................
              6.00%, 7/1/14 $ ............................... $  1,500    $1,507
              6.00%, 7/1/20 .................................      570       565

New Jersey HFFA
       Atlantic City Medical Center, 6.80%, 7/1/11 ..........    1,500     1,619
       Chilton Memorial Hosp., 5.00%, 7/1/13 ................    1,230     1,126
       Columbus Hosp., 7.50%, 7/1/21 ........................    1,640     1,722
       Hackensack Medical Center
              6.625%, 7/1/11 (FGIC Insured) .................      500       541
              6.625%, 7/1/17 (FGIC Insured) .................      500       539
       Irvington General Hosp ...............................
              5.875%, 8/1/06 (FHA Guaranteed) ...............    1,315     1,352
              6.375%, 8/1/15 (FHA Guaranteed) ...............      500       523
       Monmouth Medical Center
              6.25%, 7/1/24 (CGIC Insured) ..................    1,000     1,059
       Morristown Memorial Hosp., 7.00%, 7/1/17 .............      800       838
       Overlook Hosp. Assoc .................................
              6.70%, 7/1/13 (FGIC Insured) ..................      500       515
       Raritan Bay Medical Center, 7.25%, 7/1/27 ............      700       730
              5.75%, 7/1/16 .................................    1,000     1,005

New Jersey Highway Auth .....................................
       Garden State Parkway
              7.25%, 1/1/09 (Prerefunded 1/1/99+) ...........      200       215
              7.25%, 1/1/16 (Prerefunded 1/1/99+) ...........      260       280

New Jersey Housing and Mortgage Fin. Agency
              7.10%, 11/1/11 ................................      300       318
              7.10%, 11/1/12 ................................      175       185
              6.90%, 10/1/16 (MBIA Insured) * ...............    1,000     1,063
       Home Buyer, 6.35%, 10/1/27 (MBIA Insured) * ..........    2,000     2,048

New Jersey Sports and Exposition Auth., Monmouth Park
              8.00%, 1/1/25 .................................      650       717

New Jersey Transportation Trust Fund Auth ...................
       Transportation Systems, 5.25%, 6/15/15 ...............    3,500     3,396

New Jersey Turnpike Auth ....................................
              10.375%, 1/1/03
              (Escrowed to Maturity) ........................    1,875     2,250
              VRDN (Currently 3.15%)
              (FGIC Insured) ................................      600       600

New Jersey Wastewater Treatment Trust
              6.30%, 4/1/10 $ ...............................    1,180    $1,272
              6.375%, 4/1/11 ................................      750       809

North Hudson Sewage Auth., 5.25%, 8/1/16 (FGIC Insured) .....  $ 2,000   $ 1,929

Ocean County Utilities Auth
       Wastewater
              6.125%, 1/1/01 ..............................        500       531
              6.125%, 1/1/02 ..............................        500       536
              6.30%, 1/1/11 ...............................      1,300     1,395

Passaic Valley Sewage Commission
              5.70%, 12/1/03 (AMBAC Insured) ..............      1,000     1,065

Port Auth. of New York and New Jersey
              6.125%, 6/1/94 ..............................      1,000     1,057
              6.125%, 7/15/22 * ...........................      1,000     1,038
              6.50%, 11/1/26 * ............................      1,000     1,063
              6.50%, 7/15/19 (FGIC Insured) * .............        500       545
       Special Project
              6.50%, 10/1/01 * ............................        500       517
              6.75%, 10/1/11 * ............................      1,000     1,030

Salem County Pollution Control Fin. Auth., PCR
       E. I. Du Pont Chambers, 6.50%, 11/15/21 * ..........      1,230     1,302
       Public Service Electric and Gas
              6.25%, 6/1/31 (MBIA Insured) ................      1,500     1,581

South Brunswick Township
       Board of Ed., GO
              6.40%, 8/1/09 (FGIC Insured) ................      1,250     1,376
              6.40%, 8/1/10 (FGIC Insured) ................      1,500     1,636

South Jersey Transportation Auth ..........................
       Raytheon Aircraft Service, Inc., 6.15%, 1/1/22* ....      1,010     1,015

Southeast Morris County Municipal Utilities Auth ..........
       Water, 6.50%, 1/1/11 (FGIC Insured) ................        750       811

Union County, GO, 6.50%, 2/1/11 (Prerefunded 2/1/01+) .....        100       109

Union County Utilities Auth., Solid Waste, 7.15%, 6/15/09 *        500       514

Univ. of Medicine and Dentistry of New Jersey
              6.50%, 12/1/18 (MBIA Insured)
              (Prerefunded 12/1/01+) ......................        750       830

Wanaque Valley Regional Sewage Auth .......................
              5.75%, 9/1/18 (AMBAC Insured) ...............   $  2,000   $ 2,068

Warren County, PCR, Warren Energy Resource Co. ............
              6.55%, 12/1/06 (MBIA Insured) ...............        600       666

Total New Jersey (Cost  $ 68,483)                                         71,654
--------------------------------------------------------------------------------

PUERTO RICO   10.8%

Puerto Rico Commonwealth, GO
              6.45%, 7/1/17 ...............................        500       533
              6.80%, 7/1/21 (Prerefunded 7/1/02+) .........        200       225
              7.625%, 7/1/10 (Prerefunded 7/1/00+) ........         80        90
              7.75%, 7/1/13 (Prerefunded 7/1/98+) .........         25        27

Puerto Rico Electric Power Auth ...........................
              5.25%, 7/1/21 ...............................      2,000     1,843
              7.125%, 7/1/14 ..............................        500       537
              8.00%, 7/1/08 (Prerefunded 7/1/98+) .........        625       672
Puerto Rico Highway and Transportation Auth ...............
              5.00%, 7/1/36 ...............................        500       442
              6.625%, 7/1/12 ..............................      1,000     1,076
              7.75%, 7/1/16 (Prerefunded 7/1/00+) .........         10        11
              6.375%, 7/1/08 (FSA Insured) ................      1,000     1,077
              6.625%, 7/1/12 (FSA Insured) ................        500       549
              5.50%, 7/1/15 (MBIA Insured) ................      1,000     1,015
Puerto Rico Infrastructure Fin. Auth ......................
              7.50%, 7/1/09 ...............................        475       504
              7.75%, 7/1/08 ...............................         45        48

Total Puerto Rico (Cost  $  8,273)                                         8,649
--------------------------------------------------------------------------------
Total Investments in Securities
100.0% of Net Assets (Cost $ 76,756)                                    $80,303

Other Assets Less Liabilities .............................                 (14)
                                                                        -------
NET ASSETS ................................................             $80,289
                                                                        -------
Net Assets Consist of:
Accumulated net investment income - net of distributions                $     2
Accumulated net realized gain/loss - net of distributions                (1,807)
Net unrealized gain (loss)                                                3,547
Paid-in-capital applicable to 7,247,997
no par value shares of beneficial interest outstanding;
unlimited number of  shares authorized                                   78,547
                                                                        -------
NET ASSETS ................................................          $   80,289
                                                                     ==========
NET ASSET VALUE PER SHARE .................................          $    11.08
                                                                     ==========

       *      Interest subject to alternative minimum tax
       +      Used in determining portfolio maturity
       AMBAC  AMBAC Indemnity Corp.
       CGIC   Capital Guaranty Insurance Corp.
       EFA    Educational Facility Authority
       FGIC   Financial Guaranty Insurance Company
       FHA    Federal Housing Authority
       FSA    Financial Security Assurance Corp.
       GO     General Obligation
       HFFA   Health Facility Financing Authority
       MBIA   Municipal Bond Investors Assurance Corp.
       PCR    Pollution Control Revenue
       VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

================================================================================

                             STATEMENT OF OPERATIONS
                             -----------------------
In thousands
                                                               Year
                                                               Ended
                                                              2/28/97
                                                              -------
INVESTMENT INCOME
 Interest income                                            $  4,324
                                                              -------
 Expenses
   Investment management                                         244
   Custody and accounting                                        100
   Shareholder servicing                                          91
   Prospectus and shareholder reports                             19
   Legal and audit                                                10
   Registration                                                    6
   Trustees                                                        6
   Miscellaneous                                                   6
                                                              -------
   Total expenses                                                482
                                                              -------
 NET INVESTMENT INCOME                                         3,842
                                                              -------
 REALIZED AND UNREALIZED GAIN (LOSS)
 NET REALIZED GAIN (LOSS)
   Securities                                                   (441)
   Futures                                                        35
   Written options                                                25
                                                              -------
   Net realized gain (loss)                                     (381)
                                                              -------
 Change in net unrealized gain or loss
   Securities                                                    (71)
   Futures                                                         6
                                                              -------
   Change in net unrealized gain or loss                         (65)
                                                              -------
 Net realized and unrealized gain (loss)                        (446)
                                                              -------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                      $  3,396
                                                            ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                       ----------------------------------
In thousands
                                                              Year
                                                              Ended
                                                             2/28/97     2/29/96
                                                             -------     -------
Increase (Decrease) in Net Assets
Operations
   Net investment income                                     $ 3,842    $ 3,401
   Net realized gain (loss)                                    (381)      1,477
   Change in net unrealized gain or loss                        (65)      1,594
                                                            --------   --------
   Increase (decrease) in net assets from operations          3,396       6,472
                                                            --------   --------
Distributions to shareholders
   Net investment income                                     (3,842)     (3,401)
                                                            --------   --------
Capital share transactions *
   Shares sold                                               20,966      19,425
   Distributions reinvested                                   2,921       2,581
   Shares redeemed                                          (13,456)    (12,847)
                                                            -------     -------
   Increase (decrease) in net assets from capital
      share transactions                                     10,431       9,159

Net Assets

Increase (decrease) during period                             9,985      12,230
Beginning of period                                          70,304      58,074
End of period                                               $80,289     $70,304
                                                            =======     =======
*Share information
    Shares sold                                               1,913       1,774
    Distributions reinvested                                    266         235
    Shares redeemed                                          (1,230)     (1,171)
                                                             ------      ------
    INCREASE (DECREASE) IN SHARES OUTSTANDING                   949         838

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                                               February 28, 1997
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The New Jersey Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on April 30, 1991.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-divide nd date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

--------------------------------------------------------------------------------
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Options Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices. Transactions in options written and related premiums received during the year ended February 28, 1997, were as follows:

--------------------------------------------------------------------------------
T. Rowe Price New Jersey Tax-Free Bond Fund
                                                      Number of
                                                      Contracts       Premiums
                                                      ---------       --------
Outstanding at beginning of period                       --           $   --
Written                                                  37             42,000
Closed                                                  (37)           (42,000)

Outstanding at end of period                             --            $   --

--------------------------------------------------------------------------------

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $69,681,000 and $56,081,000, respectively, for the year ended February 28, 1997.

--------------------------------------------------------------------------------
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $1,718,000, of which $1,298,000 expires in 2003, and $420,000 in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1997. The results of operations and net assets were not affected by the reclassifications.

--------------------------------------------------------------------------------
T. Rowe Price New Jersey Tax-Free Bond Fund

Undistributed net investment income                             $  1,000
Undistributed net realized gain                                   (6,000)
Paid-in-capital                                                    5,000

--------------------------------------------------------------------------------

     At February 28, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $76,756,000, and net unrealized gain aggregated $3,547,000, of which $3,600,000 related to appreciated investments and $53,000 to depreciated investments.

--------------------------------------------------------------------------------
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $22,000 was payable at February 28, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At February 28, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 1999, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $74,000 of management fees were not accrued by the fund for the year ended February 28, 1997, and $77,000 remains unaccrued from the prior period.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $134,000 for the year ended February 28, 1997, of which $12,000 was payable at period-end.

================================================================================

                        REPORT OF INDEPENDENT ACCOUNTANTS
                        ---------------------------------

To the Shareholders and Board of Trustees of
T. Rowe Price New Jersey Tax-Free Bond Fund

     We have audited the accompanying statement of net assets of T. Rowe Price New Jersey Tax-Free Bond Fund (one of the portfolios comprising the T. Rowe Price State Tax-Free Income Trust) as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price New Jersey Tax-Free Bond Fund as of February 28, 1997, the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
March 19, 1997

================================================================================

                      T. ROWE PRICE SHAREHOLDER SERVICES
                       ----------------------------------

INVESTMENT SERVICES AND INFORMATION
KNOWLEDGEABLE SERVICE REPRESENTATIVES

    By Phone 1-800-225-5132  Available Monday through Friday from
    8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

    In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

     Checking  Available on most fixed income  funds ($500  minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access (Registration Mark) and T.Rowe Price OnLine.

DISCOUNT BROKERAGE*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

INVESTMENT INFORMATION

     Combined Statement Overview of your T. Rowe Price accounts.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights  Educational  reports  on  investment   strategies  and  financial
markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Personal

     Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


* A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.


                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                 a week, call Tele*Access (Registration Mark):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                               fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                           http://www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                         This report is authorized for
                       distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                        T. Rowe Price New Jersey Tax-Free
                                   Bond Fund.

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor         RPRTNJB  2/28/97